Other Financial Expenses, Net	12 Months Ended
Dec. 31, 2022
Other Financial Expenses, Net [Abstract]
OTHER FINANCIAL EXPENSES, NET

NOTE 19 — OTHER FINANCIAL EXPENSES, NET:

	Year Ended December 31
	2022	2021
	U.S. dollars in thousands
Change in convertible loan fair value	1,648	1,342
Change in convertible note fair value	1,753	—
Change in warrants’ fair value	1,049	1,031
Exchange rates differences	(506)	278
Other	107	50
	4,051	2,701